SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

----
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 14, 2003

Key Consumer Receivables LLC (as Depositor) under an Amended and Restated Trust Agreement dated as of August 1, 2003; and

Key Bank USA, National Association (as a Seller and as Master Servicer) under a Sale and Servicing Agreement dated as of August 1, 2003 in connection with the issuance of KeyCorp Student Loan Trust 2003-A Asset Backed Notes.

Key Consumer Receivables LLC
Key Bank USA, National Association
(Exact name of Registrant as specified in its charter)

United States (State or other jurisdiction of incorporation)	333-62624-04 333-62624 (Commission File Number)	34-1938746 34-1804148 (IRS Employer ID Numbers)
Key Tower, 127 Public Square, Cleveland, Ohio (Address of principal executive offices)	44114 (Zip Code)
Registrants’ Telephone Number, including area code:	(216) 828-8122 (216) 689-6300
N/A (Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

99.1

Form of Note Guaranty Insurance Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:  /s/ Richard S. Hawrylak

Name: Richard S. Hawrylak

Title:

Assistant Secretary

KEY BANK USA, NATIONAL ASSOCIATION

By: /s/ Steven N. Bulloch

Name:

Steven N. Bulloch

Title:

Assistant Secretary

Dated:  March 5, 2004

EXHIBIT  INDEX

Exhibit

Item

99.1

Form of Note Guaranty Insurance Policy

Exhibit 99.1

FORM OF NOTE GUARANTY INSURANCE POLICY

OBLIGATIONS:

$[______]

POLICY NUMBER:  [______]

MBIA Insurance Corporation (the “Insurer”), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this “Policy”), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by [______], or its successors, as trustee for the Owners (the “Trustee”), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner’s proportionate share of the Insured Payment.  The Insurer’s obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee.  Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).  This Policy does not cover, and Insured Payments shall not include, any Noteholders' Interest Index Carryover. This Policy will not provide credit enhancement for any Class of Notes other than the Class II-A-1 Notes, the Class II-A-2 Notes and the Class II-B Notes.

The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day.  Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by [______], as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the “Fiscal Agent”), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day.  If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

As used herein, the following terms shall have the following meanings:

“Agreement” means the Indenture dated as of [______] among [______], as Issuer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

“Business Day” means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

"Deficiency Amount" means (a) as of any Distribution Date, the excess, if any, of (1) the aggregate Noteholders' Interest Distribution Amount for the Group II Insured Notes on such Distribution Date, over (2) Group II Available Funds allocated and distributable to the Group II Insured Notes for payment of the related Noteholders’ Interest Distribution Amount on such Distribution Date, plus the application of any amounts available on such Distribution Date to cover such payments from amounts on deposit in the Group II Reserve Account and the Group II Pre-Funding Accounts, and (b) on the Class II-A-1 Notes Final Maturity Date, the Class II-A-2 Notes Final Maturity Date or the Class II-B Notes Final Maturity Date, the Class II-A-1 Outstanding Principal Amount, in the case of the Class II-A-1 Notes Final Maturity Date, the Class II-A-2 Outstanding Principal Amount, in the case of the Class II-A-2 Notes Final Maturity Date or the Class II-B Outstanding Principal Amount in the case of the Class II-B Final Maturity Date, in each case after giving effect to any distributions on such date and the application of any amounts available on such Distribution Date to cover such payments, including but not limited to amounts on deposit in the Group II Reserve Account.

“Insured Payment” means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

“Notice” means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

“Owner” means each Class II-A-1 Noteholder, Class II-A-2 Noteholder, and Class II-B Noteholder (as defined in the Agreement (other than the Issuer, the Trustee, the Eligible Lender Trustee, the Sellers, the Administrator, the Depositor, the Master Servicer or any Sub-Servicer)) who, on the applicable Distribution Date, is entitled under the terms of the applicable Group II Notes to payment thereunder.

“Preference Amount” means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

The notice address of the Fiscal Agent is [______], Attention: [______], or such other address as the Fiscal Agent shall specify to the Trustee in writing.

THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

The Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law does not cover the insurance provided by this Policy.

This Policy is not cancelable for any reason except by delivery to the Trustee of a replacement policy in accordance with the Agreement and provided that the Policy shall remain in effect with respect to any claims for Insured Payments relating to Preference Amounts resulting from distributions made on the Obligations prior to the effective date of the cancellation of this Policy.  The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this [___] day of [______].

MBIA INSURANCE CORPORATION

By _______________________________

President

Attest:

By _______________________________

Assistant Secretary

EXHIBIT A

TO NOTE GUARANTY INSURANCE

POLICY NUMBER:  [_____]

NOTICE UNDER NOTE GUARANTY

INSURANCE POLICY NUMBER:  [_____]

[______], as Fiscal Agent

for MBIA Insurance Corporation

[Address]

Attention:  [__________]

MBIA Insurance Corporation

113 King Street

Armonk, NY  10504

The undersigned, a duly authorized officer of [______], as trustee (the “Trustee”), hereby certifies to [______][ (the “Fiscal Agent”) and MBIA Insurance Corporation (the “Insurer”), with reference to Note Guaranty Insurance Policy Number: [_____] (the “Policy”) issued by the Insurer in respect of the $[______] [______] Floating Rate Asset-Backed Notes, Class II-A-1, Class II-A-2 and Class II-B (the “Obligations”), that:

(a)

the Trustee is the trustee under the Indenture dated as of [______], among [______], as Issuer, and the Trustee, as trustee for the Owners;

(b)

the amount due under clause (a) of the definition of Deficiency Amount for the Distribution Date occurring on [                 ] the “Applicable Distribution Date”) is $[                 ];

(c)

the amount due under clause (b) of the definition of Deficiency Amount for the Applicable Distribution Date is $[                 ];

(d)

the sum of the amounts listed in paragraphs (b) and (c) above is $[                 ] (the “Deficiency Amount”);

(e)

the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[                 ] (the “Preference Amount”);

(f)

the total Insured Payment due is $[                ], which amount equals the sum of the Deficiency Amount and the Preference Amount;

(g)

the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

(h)

the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [TRUSTEE’S ACCOUNT NUMBER].

Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [     ] day of [                 ], [     ].

[______], as Trustee

By ___________________________________

Title __________________________________